Exhibit 24

CORNING INCORPORATED

__________________________

POWER OF ATTORNEY

__________________________

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2015 on Form 10-K, hereby constitutes and appoints R. Tony Tripeny, Lewis A. Steverson and Edward A. Schlesinger as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 2016.

/s/ Donald W. Blair
Donald W. Blair

© 2016 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED

__________________________

POWER OF ATTORNEY

__________________________

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2015 on Form 10-K, hereby constitutes and appoints R. Tony Tripeny, Lewis A. Steverson and Edward A. Schlesinger as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 2016.

/s/ Stephanie A. Burns
Stephanie A. Burns

© 2016 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED

__________________________

POWER OF ATTORNEY

__________________________

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2015 on Form 10-K, hereby constitutes and appoints R. Tony Tripeny, Lewis A. Steverson and Edward A. Schlesinger as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 2016.

/s/ John A. Canning, Jr.
John A. Canning, Jr.

© 2016 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED

__________________________

POWER OF ATTORNEY

__________________________

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2015 on Form 10-K, hereby constitutes and appoints R. Tony Tripeny, Lewis A. Steverson and Edward A. Schlesinger as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 2016.

/s/ Richard T. Clark
Richard T. Clark

© 2016 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED

__________________________

POWER OF ATTORNEY

__________________________

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2015 on Form 10-K, hereby constitutes and appoints R. Tony Tripeny, Lewis A. Steverson and Edward A. Schlesinger as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 2016.

/s/ Robert F. Cummings, Jr.
Robert F. Cummings, Jr.

© 2016 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED

__________________________

POWER OF ATTORNEY

__________________________

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2015 on Form 10-K, hereby constitutes and appoints R. Tony Tripeny, Lewis A. Steverson and Edward A. Schlesinger as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 2016.

/s/ Deborah A. Henretta
Deborah A. Henretta

© 2016 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED

__________________________

POWER OF ATTORNEY

__________________________

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2015 on Form 10-K, hereby constitutes and appoints R. Tony Tripeny, Lewis A. Steverson and Edward A. Schlesinger as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 2016.

/s/ Daniel P. Huttenlocher
Daniel P. Huttenlocher

© 2016 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED

__________________________

POWER OF ATTORNEY

__________________________

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2015 on Form 10-K, hereby constitutes and appoints R. Tony Tripeny, Lewis A. Steverson and Edward A. Schlesinger as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 2016.

/s/ Kurt M. Landgraf
Kurt M. Landgraf

© 2016 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED

__________________________

POWER OF ATTORNEY

__________________________

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2015 on Form 10-K, hereby constitutes and appoints R. Tony Tripeny, Lewis A. Steverson and Edward A. Schlesinger as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 2016.

/s/ Kevin J. Martin
Kevin J. Martin

© 2016 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED

__________________________

POWER OF ATTORNEY

__________________________

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2015 on Form 10-K, hereby constitutes and appoints R. Tony Tripeny, Lewis A. Steverson and Edward A. Schlesinger as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 2016.

/s/ Deborah E. Rieman
Deborah D. Rieman

© 2016 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED

__________________________

POWER OF ATTORNEY

__________________________

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2015 on Form 10-K, hereby constitutes and appoints R. Tony Tripeny, Lewis A. Steverson and Edward A. Schlesinger as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 2016.

/s/ Hansel E. Tookes II
Hansel E. Tookes II

© 2016 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED

__________________________

POWER OF ATTORNEY

__________________________

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2015 on Form 10-K, hereby constitutes and appoints R. Tony Tripeny, Lewis A. Steverson and Edward A. Schlesinger as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 2016.

/s/ Wendell P. Weeks
Wendell P. Weeks

© 2016 Corning Incorporated. All Rights Reserved.

CORNING INCORPORATED

__________________________

POWER OF ATTORNEY

__________________________

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), which will file with the U.S. Securities and Exchange Commission, Washington, D.C., under the provisions of the securities laws, an Annual Report for 2015 on Form 10-K, hereby constitutes and appoints R. Tony Tripeny, Lewis A. Steverson and Edward A. Schlesinger as true and lawful attorneys-in-fact and agents for the undersigned, and each of them with full power to act without the others, for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign or cause to be signed electronically said Annual Report on Form 10-K and any and all amendments thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of February, 2016.

/s/ Mark S. Wrighton
Mark S. Wrighton

© 2016 Corning Incorporated. All Rights Reserved.